UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 18, 2005

Date of Report (Date of earliest event reported)
NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
13650 N.W. 8th Street, Suite 109
Sunrise, Florida 33325

(Address of Principal Executive Offices)
(954) 903-5000

Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On August 18, 2005, NationsHealth, Inc. (the “Company”) entered into a stock purchase agreement with US Bioservices Corporation (“US Bio”) pursuant to which US Bio purchased 273,897 shares of Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price of approximately $5.48 per share, the proceeds of which were used by the Company to fulfill its capital contribution obligations pursuant to the limited liability company operating agreement (the “Operating Agreement”) of NationsHealth Specialty Rx, LLC, a Delaware limited liability company.
In connection with the issuance of the Common Stock to US Bio, the Company and US Bio also entered into a Registration Rights Agreement, dated as of August 18, 2005, pursuant to which the Company is obligated to register for resale shares of Common Stock held by US Bio on the terms and conditions specified therein.
The Operating Agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2005, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
The issuance of the above-referenced securities will be exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof and Regulation D promulgated thereunder based upon the representations of US Bio that it is an “accredited investor” (as defined under Rule 501 of Regulation D) and that it is purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general advertisement conducted in connection with the sale of the securities.
The terms of the issuance of Common Stock to US Bio are more fully described in the copies of the transaction documents attached as exhibits to this Form 8-K, which are hereby incorporated by reference as if fully set forth herein.
Item 3.02. Unregistered Sales of Equity Securities
See the description in Item 1.01 above, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
10.1	Stock Purchase Agreement, dated August 18, 2005, by and between NationsHealth, Inc. and US Bioservices Corporation.

10.2	Registration Rights Agreement, dated August 18, 2005, by and between NationsHealth, Inc. and US Bioservices Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: August 24, 2005	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated August 18, 2005, by and between NationsHealth, Inc. and US Bioservices Corporation.

10.2	Registration Rights Agreement, dated August 18, 2005, by and between NationsHealth, Inc. and US Bioservices Corporation.